                                                        Exhibit 99 (h) (iii) (i)


                                   SCHEDULE A
                             REVISED APRIL 25, 2001
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                       AND
                          THE HUNTINGTON NATIONAL BANK

NAME OF FUND

Huntington Money Market Fund
Huntington Ohio Municipal Money Market Fund
Huntington U.S. Treasury Money Market Fund
Huntington Growth Fund
Huntington Income Equity Fund
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Michigan Tax-Free Fund
Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Short/Intermediate Fixed Income Securities Fund
Huntington Florida Tax-Free Money Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington Dividend Capture Fund
Huntington International Equity Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Rotating Index Fund
Huntington VA Dividend Capture Fund
Huntington VA International Equity Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Rotating Index Fund

THE HUNTINGTON NATIONAL
BANK

By:  /s/ Daniel B. Benhase
  ---------------------------

Name:  Daniel B. Benhase
    -------------------------

Title: Executive Vice President
     --------------------------

SEI INVESTMENTS MUTUAL FUNDS
SERVICES

By:  /s/ Timothy D. Barto
  ------------------------

Name: Timothy D. Barto
    ----------------------
Title: Vice President
     ---------------------

                                   SCHEDULE B
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                       AND
                          THE HUNTINGTON NATIONAL BANK

Name of Fund                                          Compensation*
------------                                          -------------

Huntington Money Market Fund                          Annual Rate of eight one-hundredths of
Huntington Ohio Municipal Money Market Fund           one percent (.08%) of each such Fund's
Huntington U.S. Treasury Money Market Fund            average daily net assets for the period
Huntington Growth Fund                                December 20, 1999 through December
Huntington Income Equity Fund                         20, 2004.
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Michigan Tax-Free Fund
Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Short/Intermediate Fixed Income
Securities Fund
Huntington Florida Tax-Free Money Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington Dividend Capture Fund
Huntington International Equity Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Rotating Index Fund
Huntington VA Dividend Capture Fund
Huntington VA International Equity Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Rotating Index Fund

THE HUNTINGTON NATIONAL
BANK

By:  /s/ Daniel B. Benhase
     ------------------------------
Name:  Daniel B. Benhase
       ----------------------------
Title: Executive Vice President
       ----------------------------

     SEI INVESTMENTS MUTUAL FUNDS
     SERVICES

     By: /s/ Timothy D. Barto
         --------------------------
     Name: Timothy D. Barto
          -------------------
     Title: Vice President
          -------------------------

     * All fees are computed daily and paid monthly. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, the Sub-Administrator's compensation for that part of the month in which this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Sub-Administrator's compensation for the preceding month shall be made promptly.